EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	03/31/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

Disclaimer

Advanta Corp. and certain of its subsidiaries (collectively, the “Debtors”) caution investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Advanta Corp. or any of its subsidiaries or affiliates. The Monthly Operating Report has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or a potential investor in the securities of Advanta Corp. or any of its subsidiaries or affiliates, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in the Debtors’ financial statements or in reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein. The Debtors reserve all rights to amend the results presented in this Monthly Operating Report.

On March 19, 2010, the Federal Deposit Insurance Corporation (the “FDIC”) and the Utah Division of Financial Institutions closed Advanta Bank Corp. (“ABC”), a wholly-owned subsidiary of Advanta Corp., and the FDIC was appointed as the receiver of ABC effective March 19, 2010. As a result, the FDIC has assumed all of ABC’s deposits and controls all of ABC’s assets. Accordingly, the Debtors are not in control of certain information relating to ABC’s operations and its financial affairs, including, but not limited to, certain accounting information.

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

Debtor	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Service Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance Corp.	Advanta Mortgage Holding Co.	Advanta Mortgage Corp. USA	Advanta Investment Corp.
	09-13931 (KJC)	09-13935 (KJC)	09-13932 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13944 (KJC)	09-13938 (KJC)	09-13937 (KJC)	09-13942 (KJC)
Cash - Beginning of Reporting Period	106,976,657	$380,337	$1,644	$842,656	$843,675	$4,990	$90	$49,990	$4,990
Receipts
Receivable Receipts	2,076,824
Investment Income	16,429	202,492
C/O Sale Portfolio Recoveries	146,704
Interco Shared Services Receipts	365,099				284,810
Other Receipts	66,108
Total Receipts	2,671,165	202,492	-	-	284,810	-	-	-	-

Unrealized gain / (loss) on investment	1,016

Intercompany Transfers In / (Out)	322,980	-	-	-	(322,005)	-	-	-	-

Disbursements
Personnel Costs	716,986
Advertising Costs	5,968
Equipment Costs	122,935
Net Occupancy Costs	102,641
Other Costs	822,683	10			(254)
Business Taxes / Licenses	-
Interco Shared Services Payments	550,209				458
Restructure Fees	17,550
Total Disbursements	2,338,971	10	-	-	204	-	-	-	-

Net Cash Flow	655,174	202,482	-	-	(37,399)	-	-	-	-

Cash - End of Reporting Period	$107,632,846	$582,819	$1,644	$842,656	$806,276	$4,990	$90	$49,990	$4,990

  MOR-1

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

Debtor	Advanta Auto Finance Corp.	Advanta Advertising Inc.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	Advantennis Corp.	ideablob Corp.	BizEquity Corp.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Total
	09-13939 (KJC)	09-13943 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-13941 (KJC)	09-14129 (KJC)	09-14130 (KJC)	09-13945 (KJC)	09-13936 (KJC)
Cash - Beginning of Reporting Period	$80,625	$990	$19,425	$90	$61,447	$65,585	$100	$479	$3,446	$109,337,214
Receipts
Receivable Receipts										2,076,824
Investment Income										218,921
C/O Sale Portfolio Recoveries										146,704
Interco Shared Services Receipts										649,909
Other Receipts										66,108
Total Receipts	-	-	-	-	-	-	-	-	-	3,158,467

Unrealized gain / (loss) on investment										1,016

Intercompany Transfers In / (Out)	-	-	-	-	-	-	-	-	(975)	-

Disbursements
Personnel Costs										716,986
Advertising Costs										5,968
Equipment Costs										122,935
Net Occupancy Costs										102,641
Other Costs								260		822,698
Business Taxes / Licenses										-
Interco Shared Services Payments										550,667
Restructure Fees										17,550
Total Disbursements	-	-	-	-	-	-	-	260	-	2,339,445

Net Cash Flow	-	-	-	-	-	-	-	(260)	(975)	819,022

Cash - End of Reporting Period	$80,625	$990	$19,425	$90	$61,447	$65,585	$100	$219	$2,471	$110,157,252

  MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)
Total Disbursements		1,030,666	1,722,171
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$1,030,666	$1,722,171

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Service Corp.	09-13932 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Business Services Corp.	09-13933 (KJC)
Total Disbursements		-	460
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$460

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)
Total Disbursements		948,263	594,509
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$948,263	$594,509

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Business Serv Holding Corp.	09-13935 (KJC)
Total Disbursements		126	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$126	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Great Expectations Franchise Corp.	09-13936 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Mortgage Corp. USA	09-13937 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Mortgage Holding Company	09-13938 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Auto Finance Corporation	09-13939 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

  MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Great Expectations Management Corp.	09-13940 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advantennis Corp.	09-13941 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Investment Corp.	09-13942 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Advertising Inc.	09-13943 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Finance Corp.	09-13944 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)
Total Disbursements		336	585
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$336	$585

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Ventures Inc.	09-14125 (KJC)
Total Disbursements		-	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Credit Card Rec. Corp.	09-14127 (KJC)
Total Disbursements		1,713	325
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$1,713	$325

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)
Total Disbursements		502	705
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$502	$705

  MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
BizEquity Corp.	09-14130 (KJC)
Total Disbursements		59,097	16,791
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$59,097	$16,791

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Total
Total Disbursements		2,040,703	2,339,445
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,040,703	$2,339,445

					TOTAL FEES	$ -

  MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From February 1, 2010 to February 28, 2010

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of February 28, 2010.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. There were no bank accounts opened by the Debtors during the current reporting period. Attached is a list of Debtors’ bank accounts and balances as of February 28, 2010.

  MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

List of Bank Accounts for Debtor Entities
			February 28, 2010
	Debtor Case No.	Bank	Bank Balance
Advanta Corp. Accounts
Master Concentration (#XXX2271)	09-13931 (KJC)	Republic First Bank	$28,442,216.73
Accounts Payable (#XXX2328)	09-13931 (KJC)	Republic First Bank	381,277.44
Care Assistance (#XXX2336)	09-13931 (KJC)	Republic First Bank	139,939.44
ACH Taxes (#XXX2344)	09-13931 (KJC)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	09-13931 (KJC)	Republic First Bank	29,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	09-13931 (KJC)	Wachovia	73,536.71
Wachovia Foreign Exchange Wires (#XXXXXXXXX2709)	09-13931 (KJC)	Wachovia	19,988.34

Total Advanta Corp.			29,085,958.67

Entity Level Accounts
Advanta Shared Services Corp. (#XXX3235)	09-13934 (KJC)	Republic First Bank	806,276.15
Advanta Credit Card Receivables Corp. (#XXX3332)	09-14127 (KJC)	Republic First Bank	19,425.10
Advanta Advertising (#XXX3006)	09-13943 (KJC)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	09-13939 (KJC)	Republic First Bank	80,624.77
Advanta Business Services Corp. (#XXX3030)	09-13933 (KJC)	Republic First Bank	842,655.56
Advanta Business Services Holding Corp. (#XXX3049)	09-13935 (KJC)	Republic First Bank	582,819.21
Advanta Finance Corp. (#XXX3065)	09-13944 (KJC)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	09-13942 (KJC)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	09-13937 (KJC)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	09-13938 (KJC)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	09-13932 (KJC)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	09-14125 (KJC)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	09-13941 (KJC)	Republic First Bank	61,446.51
BizEquity Corp. (#XXX3286)	09-14130 (KJC)	Republic First Bank	100.00
ideablob Corp. (#XXX3251)	09-14129 (KJC)	Republic First Bank	65,584.98
Great Expectations Int'l Inc. (#XXXXXXX3439)	09-13945 (KJC)	PNC	219.06
Great Expectations Franchise Corp. (#XXXXXX3471)	09-13936 (KJC)	PNC	2,470.60

Total Entity Level			2,524,405.67

Ending Bank Cash Balance			$31,610,364.34

Investment Accounts (all Advanta Corp.)
CRA Advisors (#XXXXXXX5289)	09-13931 (KJC)		$1,093,306.28
Dreyfus Treasury Prime Cash Management Fund (#XXXXX4719)	09-13931 (KJC)		77,453,581.48

Total Investment Accounts			$78,546,887.76

Ending Cash & Investments			$110,157,252.10

  MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

Schedule of Section 327 Professional Fees and Expenses Paid

								Petition Date to
				Check		Amount Paid		End of Reporting Period
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Garden City Group	11/8/09-12/31/09							$67,355.67	$20,668.19

  MOR-1b

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED FEBRUARY 28, 2010
(Unaudited)

	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$14	$0	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	14	0	0	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	(40,210)	(0)	0	0	0	(0)	0	0	(0)
Intercompany management fees	(4)	0	0	1,297	0	0	0	0	0
Other noninterest revenue	3	0	0	0	0	0	0	0	0
Total noninterest revenues (losses)	(40,210)	(0)	0	1,297	0	(0)	0	0	(0)

Operating expenses:
Personnel expense	538	0	0	319	0	0	0	0	0
External processing	0	0	0	6	0	0	0	0	0
Advertising expense	0	0	0	6	0	0	0	0	0
Postage expense	2	0	0	1	0	0	0	0	0
Professional fees	0	0	0	177	0	0	0	0	0
Consultant fees	99	0	0	0	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	9	0	0	113	0	0	0	0	0
Telephone expense	0	0	0	13	0	0	0	0	0
Occupancy expense	0	0	0	445	0	0	0	0	0
Credit & collection	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	1,728	0	0	0	0	0	0	0	0
Other expenses	200	0	0	223	0	0	(0)	0	0
Total operating expenses	2,576	0	0	1,303	1	0	(0)	0	0

Reorg. exp. - Professional fees	899	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	9	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	3	0	0	2	0	0	0	0	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0
Reorganization items	912	0	0	2	0	0	0	0	0

Pretax income (loss)	(43,684)	(0)	(0)	(8)	(1)	(0)	(0)	(0)	(0)

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$(43,684)	$(0)	$(0)	$(8)	$(1)	$(0)	$(0)	$(0)	$(0)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

  MOR-2a

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED FEBRUARY 28, 2010
(Unaudited)

	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$0	$0	$0	$533	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	693	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(160)	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	0	(0)	0	0	(1)	0	0	(1)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	0	0	0	9	0	0	0	0	0	0
Total noninterest revenues (losses)	0	(0)	0	9	(1)	0	0	(1)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	0	0	0	0	0
External processing	0	0	0	0	0	0	0	0	0	0
Advertising expense	0	0	0	0	0	(0)	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	(0)	0	0	0	0
Consultant fees	0	0	0	0	0	0	0	0	0	0
Fraud losses	0	0	0	1	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	0	0	0	0	0
Telephone expense	0	0	0	0	0	0	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Credit & collection	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	147	0	0	0	0	0	0
Other expenses	0	0	0	0	0	0	0	0	0	0
Total operating expenses	0	0	0	149	0	(0)	1	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	1	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	0	0	0	1	0

Pretax income (loss)	(0)	(0)	(0)	(300)	(1)	0	(1)	(1)	(1)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$(0)	$(0)	$(0)	$(300)	$(1)	$0	$(1)	$(1)	$(1)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

  MOR-2a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH FEBRUARY 28, 2010
(Unaudited)

	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$134	$33	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	134	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Equity in earnings of subs	(180,626	22	0	0	0	(2,383)	0	(0)	(0)
Intercompany management fees	107	0	0	5,894	0	0	0	0	0
Other noninterest revenue	27	0	23	0	0	0	0	0	0
Total other revenues, net	(180,492	22	23	5,894	0	(2,383)	0	(0)	(0)

Total noninterest revenues (losses)	(180,492	2,072	23	5,894	0	(2,383)	0	(0)	(0)

Operating expenses:
Personnel expense	321	0	0	1,483	0	0	0	0	0
External processing	(1	0	0	13	0	0	0	0	0
Advertising expense	1	0	0	13	0	0	383	0	0
Postage expense	3	0	0	3	0	0	0	0	0
Professional fees	0	0	0	219	0	0	0	0	0
Consultant fees	406	0	0	(15)	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	27	0	0	442	1	0	0	0	0
Telephone expense	8	0	0	46	0	0	0	0	0
Occupancy expense	0	0	0	1,783	1	0	0	0	0
Credit & collection	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	5,394	0	0	0	0	0	0	0	0
Other expenses	711	0	0	796	0	0	2,000	0	0
Total operating expenses	6,871	0	0	4,783	2	0	2,383	0	0

Reorg. exp. - Professional fees (A)	3,811	0	0	200	0	0	0	0	0
Reorg. exp. - Severance	529	0	0	76	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	13	1	1	9	1	1	1	1	1
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
Reorganization items	4,358	1	1	285	1	1	1	1	1

Pretax income (loss)	(191,586	2,104	22	825	(3)	(2,384)	(2,383)	(1)	(1)

Income tax expense (benefit)	(50,272	0	0	0	0	0	0	0	0

Net income (loss)	$(141,313	$2,104	$22	$825	$(3)	$(2,384)	$(2,383)	$(1)	$(1)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

(A) Reorg. exp. - Professional fees for Advanta Shared Services Corp. include an estimated $108 thousand of audit fees paid on behalf of non-debtor subsidiaries of Advanta Corp., which are reimbursed via intercompany management fees.

  MOR-2b

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED FEBRUARY 28, 2010
(Unaudited)

	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$0	$0	$0	$1,789	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	2,528	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(739)	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Equity in earnings of subs	0	(1)	0	0	(185)	0	0	(2)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	33	0	0	0	0	0	0
Total other revenues, net	1	(1)	0	33	(185)	0	0	(2)	0	0

Total noninterest revenues (losses)	1	(1)	0	33	(185)	0	0	(2)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(21)	(79)	0	0	0
External processing	0	0	0	0	0	0	0	1	1	0
Advertising expense	0	0	0	0	0	1	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	13	1	0	0	0
Fraud losses	0	0	0	1	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	1	(0)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Credit & collection	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	527	0	0	0	0	0	0
Other expenses	0	0	0	2	0	55	7	0	0	0
Total operating expenses	0	0	0	530	0	98	(70)	1	1	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	59	97	0	0	0
Reorg. exp. - Trustee quarterly fees	1	1	1	0	1	1	1	0	1	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
Reorganization items	1	1	1	0	1	60	98	0	1	0

Pretax income (loss)	1	(1)	(1)	(1,237)	(186)	(158)	(28)	(3)	(2)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$1	$(1)	$(1)	$(1,237)	$(186)	$(158)	$(28)	$(3)	$(2)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

  MOR-2b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

Note Regarding Balance Sheets

The Federal Deposit Insurance Corporation (the “FDIC”) and the Utah Division of Financial Institutions have closed Advanta Bank Corp. (“ABC”), a wholly-owned subsidiary of Advanta Corp., and the FDIC has been appointed the receiver of ABC effective March 19, 2010. As a result, the FDIC has assumed all of ABC’s deposits and controls all of ABC’s assets. Advanta Corp. expects no recovery from the FDIC for its ownership interest in ABC.

In addition, the FDIC has assessed cross guarantee liability against Advanta Bank, an indirect subsidiary of Advanta Corp. and an inactive Delaware bank that is in the process of liquidation. The FDIC’s assertion is based on the common ownership of the two banks. Advanta Corp. expects no recovery from its ownership interest in Advanta Bank.

As previously disclosed, Advanta Corp. does not expect that any of the proceeds associated with the liquidation of the assets of ABC will be distributed to Advanta Corp. or its stakeholders, including stockholders and creditors.

The balance sheets of the Debtors as of February 28, 2010 included approximately $81 million of net assets related to ABC and $5 million of net assets related to Advanta Bank. The Debtors may have additional claims related to ABC and/or Advanta Bank in addition to these amounts.

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
BALANCE SHEETS
AS OF FEBRUARY 28, 2010
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash:
Intercompany cash	$10	$0	$0	$0	$0	$0	$0	$0	$0
External cash	28,690	583	843	806	2	1	61	5	0
Total cash	28,700	583	843	806	2	1	61	5	0
Intercompany restricted
interest-bearing deposits	1,200	0	0	0	0	0	0	0	0
Investments available for sale	80,688	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	520	0	0	18,190	653	0	0	0	0
Accumulated depreciation	(375)	0	0	(11,779)	(640)	0	0	0	0
Premises and equipment, net	146	0	0	6,411	13	0	0	0	0
Other assets:
Investment in subsidiaries	(30,393)	5,604	0	0	0	(16,263)	0	52	19,872
Charged-off receivable asset	1,901	0	0	0	0	0	0	0	0
Intercompany receivables	188,224	0	15,774	2,916	190	0	0	711	0
Tax assets	21,044	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	46,123	6,665	0	4,110	0	0	0	0	0
Total other assets	226,900	38,885	21,192	8,183	5,261	(16,263)	4,276	1,613	19,872
Total assets	$339,214	$39,468	$22,035	$15,400	$5,277	$(16,262)	$4,338	$1,618	$19,873

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany advance payables	0	0	0	0	0	0	0	0	0
Other liabilities	4,644	0	0	656	0	0	0	0	0
Total liabilities not subject to compromise	4,644	1	0	656	1	1	1	1	1

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	135,709	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0
Intercompany advance payables	454	34,715	6	9,505	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	31,673	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	32,926	0	53	2,426	2	0	0	0	0
Total other liabilities	79,940	47,657	16,431	12,892	28,187	2,006	17,388	40,913	9,288
Total liabilities subject to compromise	307,939	47,657	16,431	13,428	28,187	2,006	20,600	40,913	9,288

Total liabilities	312,583	47,658	16,431	14,084	28,188	2,006	20,600	40,914	9,289

Stockholders' equity	26,631	(8,190)	5,604	1,315	(22,911)	(18,268)	(16,263)	(39,295)	10,584

Total liabilities and equity	$339,214	$39,468	$22,035	$15,400	$5,277	$(16,262)	$4,338	$1,618	$19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

(A) In January 2010, $2.4 million of Advanta Corp. outstanding checks to retail noteholders were reclassified from cash to debt on the Balance Sheet.

  MOR-3a

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010
BALANCE SHEETS
AS OF FEBRUARY 28, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)
ASSETS
Cash:
Intercompany cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	81	50	5	19	0	0	66	0	2	0
Total cash	81	50	5	19	0	0	66	0	2	0
Intercompany restricted
interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	32,126	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	0	0	0	0	0
Accumulated depreciation	0	0	0	0	0	0	0	0	0	0
Premises and equipment, net	0	0	0	0	0	0	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,068	0	0	(18,605)	0	0	2	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	77	0	35	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	332	0	0	0	0	0	0
Total other assets	436	70,380	51,102	5,953	(18,605)	35	0	2	0	0
Total assets	$516	$70,430	$51,107	$38,098	$(18,605)	$35	$66	$3	$2	$0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$42	$0	$0	$0	$0
Intercompany advance payables	0	0	0	604	0	65	40	0	0	0
Other liabilities	0	0	0	0	0	0	85	0	0	0
Total liabilities not subject to compromise	1	1	1	604	1	107	125	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	31,370	0	137	15,099	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0	0
Intercompany advance payables	3	46,357	965	10,525	0	2,099	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	56	24	0	0	0
Total other liabilities	1,339	49,733	3,038	10,525	0	2,155	1,083	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	41,895	0	2,292	16,182	0	0	0

Total liabilities	1,339	49,734	3,039	42,499	1	2,399	16,307	0	0	0

Stockholders' equity	(823)	20,696	48,068	(4,401)	(18,606)	(2,364)	(16,241)	3	2	0

Total liabilities and equity	$516	$70,430	$51,107	$38,098	$(18,605)	$35	$66	$3	$2	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at February 28, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value. Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

  MOR-3a

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash:
Intercompany cash	$1,661	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted
interest-bearing deposits	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Charged-off receivable asset	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

  MOR-3b

United States Bankruptcy Court District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)
ASSETS
Cash:
Intercompany cash	$2	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted
interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

  MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: February 1, 2010 to February 28, 2010

Declaration Regarding the Status of Post Petition Taxes of the Debtors
February 28, 2010

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

  MOR-4

United States Bankruptcy Court District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to February 28, 2010

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors	$-					$-

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system.  This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

  MOR-4

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$41,846,681
+ Amounts billed during the period	547,906
- Amounts collected during the period	(2,061,769)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(874,574)
Total Accounts Receivable at ending of the reporting period	$39,458,244

Accounts Receivable Aging
0-30 days old	$34,798,904
31-60 days old	2,062,986
61-90 days old	1,595,415
91 + days old	1,000,939
Total Accounts Receivable	39,458,244
Amounts considered uncollectible (Bad Debt)	(5,753,227)
Accounts Receivable (Net)	$33,705,017

Accounts Receivable above does not include intercompany receivables.

  MOR-5

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: February 1, 2010 to February 28, 2010

Debtor Questionnaire
For the Month Ended February 28, 2010

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation.	N
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation.	Y
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation. (A)	Y
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.
N

(A)
In the Monthly Operating Report for the January 1, 2010 to January 31, 2010 reporting period, it was noted that the Debtors had been informed that Lexington Insurance Company believed that Advanta Corp.'s Banker's Professional Liability policy was no longer in effect and that Advanta Corp. was actively disputing those allegations. On February 26, 2010, Advanta Corp. received confirmation from Lexington Insurance Company that the chapter 11 filing did not trigger a change in control under the policy.  Therefore, ongoing business professional liability coverage remains in place for the Debtors.

  MOR-5